Q2 2023 Earnings Release July 27, 2023 Dave Graziosi, Chairman & CEO Fred Bohley, Senior Vice President, CFO & Treasurer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of orindicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, wars and pandemics; global economic volatility; general economic and industry conditions, including the risk of recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the duration and spread of the COVID-19 pandemic, including new variants of the virus and the pace and availability of vaccines and boosters, mitigating efforts deployed by government agencies and the public at large, and the overall impact from such outbreak on economic conditions, financial market volatility and our business, including but not limited to the operations of our manufacturing and other facilities, the availability of labor, our supply chain, our distribution processes and demand for our products and the corresponding impacts to our net sales and cash flow; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending and the timing of defense programs; risks associated with our international operations, including acts of war and increased trade protectionism; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; risks related to our indebtedness. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2022.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA as a percent of net sales to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA as a percent of net sales provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA as a percent of net sales is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted EBITDA is Net income. The most directly comparable GAAP measure to Adjusted EBITDA as a percent of net sales is Net Income as a percent of net sales. Adjusted EBITDA is calculated as the earnings before interest expense, net, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by Allison Transmission, Inc.’s, the Company’s wholly-owned subsidiary, Second Amended and Restated Credit Agreement. Adjusted EBITDA as a percent of net sales is calculated as Adjusted EBITDA divided by net sales. We use Adjusted Free Cash Flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for the repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that Adjusted Free Cash Flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted Free Cash Flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted Free Cash Flow is Net cash provided by operating activities. Adjusted Free Cash Flow is calculated as Net cash provided by operating activities, after additions of long-lived assets.

Call Agenda Q2 2023 Performance 2023 Guidance Update

Q2 2023 Performance Summary *See Appendix for the reconciliation from Net Income $783 $381 $175 $288 $1.92 ($ in millions, except per share data; variance % from Q2 2022) Increase was principally driven by price increases on certain products and increased net sales, partially offset by higher manufacturing expense. Increase was principally driven by higher gross profit partially offset by increased selling, general and administrative expense. Increase was principally driven by higher gross profit partially offset by increased selling, general and administrative expense. Increase was principally driven by higher net income and lower total shares outstanding. Increase principally driven by: $57 million increase in net sales in the North America On-Highway end market. $43 million increase in net sales in the Service Parts, Support Equipment and Other end market. $18 million increase in net sales in the Outside North America On-Highway end market. +18% +23% +43% +27% +52% Gross Profit Diluted Earnings Per Share Net Income Net Sales Adjusted EBITDA*

End Markets Q2 2023 Variance North America On-Hwy $397 17% Principally driven by strength in customer demand for medium-duty and Class 8 vocational trucks and price increases on certain products North America Off-Hwy $25 25% Principally driven by higher demand for hydraulic fracturing applications in the energy sector Defense $33 14% Principally driven by increased demand for wheeled vehicle applications Outside North America On-Hwy $123 17% Principally driven by strength in customer demand in Europe and Asia, the continued execution of our growth initiatives and price increases on certain products Outside North America Off-Hwy $24 (25%) Principally driven by lower demand in the energy sector partially offset by higher demand in the mining and construction sectors Service Parts, Support Equipment & Other $181 31% Principally driven by higher demand for global service parts and support equipment and price increases on certain products Q2 2023 Net Sales Performance ($ in millions, variance % from Q2 2022) Commentary

Increase was principally driven by price increases on certain products and increased net sales, partially offset by higher manufacturing expense $783 $402 $381 $92 $47 Increase was principally driven by increased direct material and manufacturing expense commensurate with increased net sales Increase was principally driven by increased commercial activities spending, incentive compensation and product warranty expense Adjusted EBITDA** $139 Q2 2023 $ Variance* Commentary Q2 2023 Financial Performance $242 ($28) $2 $216 $119 ($49) $70 ($14) ($1) ($15) Net Sales Cost of Sales Gross Profit Operating Expenses Selling, General and Administrative Engineering - Research and Development Total Operating Expenses Operating Income Interest Expense, net Other Income, net Income Before Income Taxes Income Tax Expense Net Income Diluted Earnings Per Share ($41) $175 $1.92 $288 ($ in millions, except per share data) 18% (14%) 23% ( 18%) (2%) (12%) % Variance* Increase was principally driven by higher demand in the North America On Highway, Service Parts, Support Equipment & Other and Outside North America On-Highway End Markets and price increases on certain products $55 29% $2 7% $5 167% $62 40% ($9) (28%) $53 43% Increase was principally driven by favorable foreign exchange Increase in income tax expense was principally driven by increased taxable income Increase was principally driven by higher gross profit partially offset by increased selling, general and administrative expense Increase was principally driven by higher net income and lower total shares outstanding (Q2 2023: 90m shares, Q2 2022: 97m shares) $0.66 52% *Variance from Q2 2022 **See Appendix for the reconciliation from Net Income 27% $61 Decrease was principally driven by higher interest income on cash and cash equivalents

Net Cash Provided by Operating Activities CapEx Adjusted Free Cash Flow* Operating Working Capital** Percentage of LTM Sales $77 ($11) $88 N/A $141 $19 $122 14.9% Q2 2023 Cash Flow Performance Cash Paid for Interest $4 $35 Q2 2023 Commentary ($ in millions, variance from Q2 2022) Cash Paid for Income Taxes $61 $119 *See Appendix for a reconciliation from Net Cash Provided by Operating Activities ** Operating Working Capital = A/R + Inventory - A/P Principally driven by higher gross profit and lower operating working capital requirements partially offset by higher cash income taxes and increased commercial activities spending Principally driven by intra-year timing Driven by higher net cash provided by operating activities and lower capital expenditures Principally driven by increased net sales partially offset by increased operating working capital Principally driven by increased taxable income Principally driven by increased interest rates $ Variance % Variance 120.3% (100 bps) (36.7%) 258.8% 12.9% 105.2%

Increased full year 2023 Net Sales, Net Income, Adjusted EBITDA, Net Cash Provided by Operating Activities and Adjusted Free Cash Flow guidance ranges 2023 Guidance (provided on July 27, 2023) *See Appendix for the Guidance Reconciliation Net Income Net Cash Provided by Operating Activities $2,960 - $3,040 Capital Expenditures Adjusted Free Cash Flow* Adjusted EBITDA* Net Sales $575 - $625 $1,050 - $1,110 $675 - $725 $125 - $135 $550 - $590 ($ in millions) Net sales guidance reflects higher customer demand in the Global On-Highway and Service Parts, Support Equipment & Other end markets, price increases on certain products and the continued execution of growth initiatives.

Appendix Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 3) Adjusted EBITDA Reconciliation Last twelve months ended $ in millions, Unaudited June 30, 2018 2019 2020 2021 2022 2022 2023 2023 Net Income (GAAP) $639 $604 $299 $442 $531 $122 $175 $625 plus: Interest expense, net 121 134 137 116 118 30 28 115 Income tax expense 166 164 94 130 114 32 41 131 Loss associated with impairment of long-lived assets 4 2 — — — — — — Technology-related investments expense loss (gain) 3 — — (3) (6) — — (3) Environmental remediation benefit — (8) — — — — — — Amortization of intangible assets 87 86 52 46 46 12 11 45 Depreciation of property, plant and equipment 77 81 96 104 109 26 27 109 Restructuring charges — — 14 — — — — — UAW Local 933 retirement incentive 15 5 7 (2) — — — — Unrealized loss on foreign exchange 3 — 2 — 6 2 — 3 Expenses related to long-term debt refinancing — 1 13 — — — — — Acquisition-related earnouts — 1 1 1 2 1 — — Pension curtailment — — — — 1 — — 1 Unrealized (gain) loss on marketable securities — — — (4) 22 (4) — 8 Stock-based compensation expense 13 13 17 14 18 6 6 20 Adjusted EBITDA (Non-GAAP) $1,128 $1,083 $732 $844 $961 $227 $288 $1,054 Net Sales (GAAP) $2,713 $2,698 $2,081 $2,402 $2,769 $664 $783 $2,952 Net income as a percent of net sales 23.6% 22.4% 14.4% 18.4% 19.2% 18.4% 22.3% 21.2% Adjusted EBITDA as a percent of net sales 41.6% 40.1% 35.2% 35.1% 34.7% 34.2% 36.8% 35.7% June 30, Three months ended For the year ended December 31,

Adjusted Free Cash Flow Reconciliation Non-GAAP Reconciliations (2 of 3)

Guidance Reconciliation Non-GAAP Reconciliations (3 of 3) $ in millions Low High Net Income (GAAP) 575 $ 625 $ plus: Depreciation and amortization 170 170 Income tax expense 171 181 Interest expense, net 118 118 Stock-based compensation expense 22 22 Unrealized gain on marketable securities (3) (3) Technology-related investments gain (3) (3) Adjusted EBITDA (Non-GAAP) 1,050 $ 1,110 $ Net Cash Provided by Operating Activities (GAAP) 675 $ 725 $ (Deductions) to Reconcile to Adjusted Free Cash Flow: Additions of long-lived assets (125) $ (135) $ Adjusted Free Cash Flow (Non-GAAP) 550 $ 590 $ Guidance Year Ending December 31, 2023